Exhibit 10.5

November 7, 2014

Lisa Marchese

4575 Dean Martin Dr.

Apartment 602

Las Vegas, Nevada 89109

        RE:    FIRST LETTER AMENDMENT TO EMPLOYMENT AGREEMENT

Dear Lisa:

Reference is made to that certain Employment Agreement, dated as of January 1, 2012, the (“Agreement”), by and between Nevada Property 1 LLC (“Employer”), and Lisa Marchese (“Executive”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

Employer and Executive have agreed to amend certain provisions of the Agreement by this letter amendment (this “First Amendment”). In particular, the parties hereby acknowledge and agree the Specified Term of the Agreement is hereby extended for a period of ninety (90) days, expiring on April 3, 2015.

Except as expressly modified by this First Amendment, the terms of the Agreement remain in full force and effect, unmodified.

NEVADA PROPERTY 1 LLC		EXECUTIVE

By:	/s/ John Unwin	By:	/s/ Lisa Marchese
	Name: John Unwin Title: Chief Executive Officer		Name: Lisa Marchese Title: Chief Marketing Officer

By:	/s/ Ronald G. Eidell
Name: Ronald G. Eidell Title: Chief Financial Officer